UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

AB CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: March 31, 2015

Date of reporting period: March 31, 2015

ITEM 1. REPORTS TO STOCKHOLDERS.

MAR    03.31.15

ANNUAL REPORT

AB EMERGING MARKETS
MULTI-ASSET PORTFOLIO

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

May 11, 2015

Annual Report

This report provides management’s discussion of fund performance for AB Emerging Markets Multi-Asset Portfolio (the “Fund”), for the annual reporting period ended March 31, 2015. Effective January 20, 2015, the Fund’s name changed from AllianceBernstein Emerging Markets Multi-Asset Portfolio to AB Emerging Markets Multi-Asset Portfolio.

Investment Objectives and Policies

The Fund’s investment objective is to maximize total return. Total return is the sum of capital appreciation and income. The Fund invests at least 80% of its net assets under normal circumstances in securities of emerging market issuers and/or the currencies of emerging market countries. Examples of emerging market countries include Argentina, Brazil, Chile, Croatia, Egypt, Hong Kong, India, Indonesia, Israel, Kazakhstan, Malaysia, Mexico, the People’s Republic of China, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and Venezuela. The Fund may invest up to 20% of its net assets in the securities of developed market issuers.

The Fund invests in equity securities, debt securities and currencies, and does not attempt to maintain a constant or relatively constant allocation among these asset classes. Rather, allocations among asset classes are adjusted based on the view of AllianceBernstein L.P. (the “Adviser”) of the relative attractiveness of the asset classes. These allocations are informed by the Adviser’s proprietary asset allocation tools, which are comprised of a series of volatility, correlation and expected return forecasts. The Adviser reviews potential Fund investments in each asset class holistically from a country, currency, sector and security standpoint to optimize overall portfolio construction. Under normal circumstances, the Fund will invest between 30% and 95% of its net assets in equity securities, and between 0% and 65% of its net assets in debt securities, with any remainder held in cash (including foreign currency). The Fund may at times be concentrated in a particular country or region.

The process for selecting equity securities for the Fund is primarily bottom-up. The Adviser seeks to identify stocks that are attractive based on valuation, profitability, earnings quality, business trends, price momentum and other measures. The process for selecting debt securities for the Fund is more top-down. The Adviser believes that inefficiencies in the global debt markets arise from investor emotion, market complexity and conflicting investment agendas. The Adviser combines quantitative forecasts with fundamental credit and economic research in seeking to exploit these inefficiencies. The Adviser seeks to generate returns from the Fund’s fixed-income investments through a combination of country selection, currency allocation, sector analysis and security selection. Debt securities may include those of both corporate and governmental issuers, and may include below investment grade debt securities (“junk bonds”). The Fund may invest in debt securities with a range of maturities from short- to long-term.

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	1

The Adviser considers both quantitative and fundamental factors in adjusting the Fund’s currency exposures. In addition to the Fund’s currency exposure that results from its investments in equity and debt securities denominated in foreign currencies (and any related hedging), the Fund may hold foreign currency (or related derivatives) independent of any such investments, and may hold a currency even if the Fund does not hold any securities denominated in that currency.

The Fund expects to utilize derivatives, such as futures, forwards and swap agreements, and invest in exchange-traded funds (“ETFs”), to a significant extent. Derivatives and ETFs may provide more efficient and economical exposure to market segments than direct investments, and may also be a quicker and more efficient way to alter the Fund’s exposure than buying and selling direct investments. In determining when and to what extent to enter into derivative transactions or to invest in ETFs, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. Derivatives may also be used for hedging purposes, including to hedge against interest rate, credit and currency fluctuations. The Adviser also expects to use derivatives frequently to effectively leverage the Fund by creating aggregate exposure somewhat in excess of the Fund’s net assets.

Investment Results

The table on page 6 shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International

Emerging Markets (“MSCI EM”) Index (net), for the six- and 12-month periods ended March 31, 2015.

During the six-month period, all share classes of the Fund outperformed the benchmark. Equity security selection was positive, particularly in the consumer cyclicals, transportation and energy sectors. Country selection also added to performance, owing to an overweight in China and underweight in Mexico. The allocation to fixed income was broadly neutral to performance with the asset class outperforming, although certain corporate and local currency debt positions detracted, including Mexico and Brazil. Hard currency sovereign bonds benefited returns, particularly due to positioning in Indonesia and Russia. Active currency selection was positive.

During the 12-month period, all share classes of the Fund outperformed the benchmark. Equity security selection drove the outperformance, particularly in the industrial commodities, consumer staples and financials sectors. An underweight in Korea and overweight to China benefited performance. The allocation to fixed income contributed, as emerging-market bonds generally outperformed equities, especially the Fund’s hard currency sovereign bond (bonds denominated in U.S. dollars or euros) positions in Indonesia and Hungary. However, certain local currency bonds detracted, including Brazil and Mexico.

The Fund utilized derivatives including futures for investment purposes, purchased options for hedging pur-

2	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

poses, and forwards, interest rate swaps and credit default swaps for hedging and investment purposes; all added to performance for the six-month period. For the 12-month period, futures, credit default swaps and options detracted, forwards contributed, and interest rate swaps had no material impact on performance.

Market Review and Investment Strategy

Emerging markets were unsettled during the 12-month period, as markets grappled with the far-reaching effects of plunging oil prices and macroeconomic concerns. In China, investors were focused on the country’s stalling growth and declining inflation. When small stimulus injections failed to spur growth, the country’s central bank moved twice to cut interest rates as activity slowed.

In Latin America, data indicated that Brazil’s economy, the second-largest among emerging nations, expanded at a faster pace in the fourth quarter than had been forecast. However, Brazil’s central bank raised its benchmark interest rate and hinted that further rate hikes were possible, as the country continued to battle high inflation. Brazil’s economy continued to face headwinds, making it difficult for it to deliver on its promises of better fiscal performance. An investigation of alleged corruption surrounding public infrastructure contracts continued, and local media reports suggested that the investigation could soon include former and current public officials. Meanwhile, Russia was hit by a perfect storm of sanctions and lower oil prices. Recent economic data from Russia point to the onset of a recession.

The Emerging Markets Multi-Asset Team (the “Team”) continued to focus the equity portion of the Fund on companies that have strong business fundamentals and that trade at low multiples relative to their normal long-term earnings power. The companies in the Fund have strong balance sheets, which the Team believes may provide a buffer against economic pressures and allow them to make accretive investments or return cash to their shareholders. Within fixed income, yield spreads and absolute yields on emerging-market bonds continued to look attractive relative to recent history and their diversification benefits remained appealing, in the Team’s view, and the Fund maintained a substantial position in bonds. The Team believes this provided a balance between the potential for further equity market appreciation while remaining sensitive to possible downside risks. The Team also continued to maintain a small defensive options strategy to mitigate the impact of any sharp market reversal.

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged MSCI EM Index (net) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EM Index (free float-adjusted, market capitalization weighted) represents the equity market performance of emerging markets. Net returns include the reinvestment of dividends after deduction of non-U.S. withholding tax. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Emerging Market Risk: Investments in emerging market countries may involve more risk than investments in other foreign countries because the markets in emerging market countries are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties.

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns. Emerging market currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

Country Concentration Risk: The Fund may not always be diversified among countries or geographic regions and the effect on the Fund’s net asset value (“NAV”) of the specific risks identified above, such as political, regulatory and currency risks, may be magnified due to concentration of the Fund’s investments in a particular country or region.

Allocation Risk: The allocation of Fund assets among different asset classes, such as equity securities, debt securities and currencies, may have a significant effect on the Fund’s NAV when one of these asset classes is performing better or worse than others. The diversification benefits typically associated with investing in both equity and debt securities may be limited in the emerging markets context, as movements in emerging market equity and emerging market debt markets may be more correlated than movements in the equity and debt markets of developed countries.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to factors such as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally, and less secondary market liquidity.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com. The Fund has been in operation only for a short period of time, and therefore has a limited historical performance period. This limited performance period is unlikely to be representative of the performance the Fund will achieve over a longer period.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED MARCH 31, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB Emerging Markets Multi-Asset Portfolio
Class A	-1.54%	1.91%

Class C	-1.88%	1.23%

Advisor Class*	-1.40%	2.17%

Class R*	-1.56%	1.70%

Class K*	-1.55%	1.91%

Class I*	-1.36%	2.15%

MSCI EM Index (net)	-2.37%	0.44%

*    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4–5.

(Historical Performance continued on next page)

6	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

8/31/2011* TO 3/31/2015

This chart illustrates the total value of an assumed $10,000 investment in AB Emerging Markets Multi-Asset Portfolio Class A shares (from 8/31/2011* to 3/31/2015) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

*	Since inception of the Fund’s Class A shares on 8/31/2011.

See Disclosures, Risks and Note about Historical Performance on pages 4–5.

(Historical Performance continued on next page)

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	1.91%	-2.44%
Since Inception*	-0.85%	-2.04%

Class C Shares
1 Year	1.23%	0.25%
Since Inception*	-1.56%	-1.56%

Advisor Class Shares
1 Year	2.17%	2.17%
Since Inception*	-0.57%	-0.57%

Class R Shares†
1 Year	1.70%	1.70%
Since Inception*	-1.05%	-1.05%

Class K Shares†
1 Year	1.91%	1.91%
Since Inception*	-0.83%	-0.83%

Class I Shares†
1 Year	2.15%	2.15%
Since Inception*	-0.57%	-0.57%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 2.67%, 3.34%, 2.40%, 2.85%, 2.68% and 2.33% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.65%, 2.35%, 1.35%, 1.85%, 1.60% and 1.35% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/ reimbursements may not be terminated before July 31, 2015. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 8/31/2011.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4–5.

(Historical Performance continued on next page)

8	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-2.44%
Since Inception*	-2.04%

Class C Shares
1 Year	0.25%
Since Inception*	-1.56%

Advisor Class Shares†
1 Year	2.17%
Since Inception*	-0.57%

Class R Shares†
1 Year	1.70%
Since Inception*	-1.05%

Class K Shares†
1 Year	1.91%
Since Inception*	-0.83%

Class I Shares†
1 Year	2.15%
Since Inception*	-0.57%

*	Inception date: 8/31/2011.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	9

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$984.60	$8.16	1.65%
Hypothetical**	$1,000	$1,016.70	$8.30	1.65%
Class C
Actual	$1,000	$981.20	$11.61	2.35%
Hypothetical**	$1,000	$1,013.21	$11.80	2.35%
Advisor Class
Actual	$1,000	$986.00	$6.68	1.35%
Hypothetical**	$1,000	$1,018.20	$6.79	1.35%
Class R
Actual	$1,000	$984.40	$9.15	1.85%
Hypothetical**	$1,000	$1,015.71	$9.30	1.85%
Class K
Actual	$1,000	$984.50	$7.92	1.60%
Hypothetical**	$1,000	$1,016.95	$8.05	1.60%
Class I
Actual	$1,000	$986.40	$6.69	1.35%
Hypothetical**	$1,000	$1,018.20	$6.79	1.35%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

10	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Expense Example

PORTFOLIO SUMMARY

March 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $32.6

*	All data are as of March 31, 2015. The Fund’s security type and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.6% or less in the following countries: Argentina, Australia, Azerbaijan, Belarus, Belgium, Canada, Chile, Colombia, Dominican Republic, Ecuador, El Salvador, Germany, Hungary, Iraq, Italy, Ivory Coast, Japan, Kazakhstan, Panama, Peru, Philippines, Poland, Qatar, Romania, Singapore, Sri Lanka, Thailand, United Arab Emirates, United Kingdom, United Republic of Tanzania, Uruguay and Venezuela.

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	11

Portfolio Summary

PORTFOLIO SUMMARY

March 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $32.6

*	All data are as of March 31, 2015. The Fund’s security type and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.6% or less in the following countries: Argentina, Australia, Azerbaijan, Belarus, Belgium, Canada, Chile, Colombia, Dominican Republic, Ecuador, El Salvador, Germany, Hungary, Iraq, Italy, Ivory Coast, Japan, Kazakhstan, Panama, Peru, Philippines, Poland, Qatar, Romania, Singapore, Sri Lanka, Thailand, United Arab Emirates, United Kingdom, United Republic of Tanzania, Uruguay and Venezuela.

12	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Portfolio Summary

TEN LARGEST HOLDINGS*

March 31, 2015 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Lukoil OAO (Sponsored ADR)	$728,450	2.2%
Pacific Textiles Holdings Ltd.	710,789	2.2
Emira Property Fund	643,314	2.0
Transcend Information, Inc.	637,294	2.0
Bank of China Ltd. – Class H	614,276	1.9
Chongqing Rural Commercial Bank Co., Ltd. – Class H	601,787	1.8
Mexican Bonos Series M 20	577,712	1.8
KWG Property Holding Ltd.	571,490	1.7
Komercni Banka AS	500,421	1.5
Industrial & Commercial Bank of China Ltd. – Class H	491,767	1.5
	$6,077,300	18.6%

*	Long-term investments.

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	13

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

March 31, 2015

Company	Shares	U.S. $ Value

COMMON STOCKS – 65.2%
Financials – 20.1%
Banks – 11.9%
Banco do Brasil SA	27,700	$198,840
Banco Macro SA (ADR)(a)	1,050	60,060
Bangkok Bank PCL (NVDR)	25,800	146,179
Bank of Baroda	28,700	74,843
Bank of China Ltd. – Class H	1,065,000	614,276
Bank of Communications Co., Ltd. – Class H	252,000	216,581
BS Financial Group, Inc.	3,176	43,433
China CITIC Bank Corp. Ltd. – Class H	87,000	65,477
China Construction Bank Corp. – Class H	474,000	392,803
Chongqing Rural Commercial Bank Co., Ltd. – Class H	932,000	601,787
DGB Financial Group, Inc.	9,169	99,927
Industrial & Commercial Bank of China Ltd. – Class H	666,000	491,767
Itausa – Investimentos Itau SA (Preference Shares)	64,900	202,943
Kasikornbank PCL	8,200	57,952
Kasikornbank PCL (NVDR)	6,900	48,517
Komercni Banka AS	2,320	500,421
Shinhan Financial Group Co., Ltd.	1,430	53,725

		3,869,531

Capital Markets – 0.1%
CETIP SA – Mercados Organizados	2,100	20,957

Diversified Financial Services – 0.3%
Remgro Ltd.	4,810	105,260

Insurance – 0.5%
AIA Group Ltd.	12,600	79,028
New China Life Insurance Co., Ltd. – Class H	16,800	93,321

		172,349

Real Estate Investment Trusts (REITs) – 4.7%
CapitaCommercial Trust	96,000	123,572
Capital Property Fund	55,740	64,338
Emira Property Fund	433,850	643,314
Mapletree Industrial Trust	206,900	238,000
Mapletree Logistics Trust	111,651	101,290
SA Corporate Real Estate Fund Nominees Pty Ltd.	923,640	373,142

		1,543,656

Real Estate Management & Development – 2.4%
Country Garden Holdings Co., Ltd.	228,000	91,961
Kaisa Group Holdings Ltd.(b)(c)	223,000	44,872
KWG Property Holding Ltd.	807,000	571,490
Wharf Holdings Ltd. (The)	13,000	90,584

		798,907

14	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Thrifts & Mortgage Finance – 0.2%
LIC Housing Finance Ltd.	8,440	$58,958

		6,569,618

Information Technology – 10.3%
Electronic Equipment, Instruments & Components – 0.8%
Hon Hai Precision Industry Co., Ltd.	33,000	96,595
Largan Precision Co., Ltd.	1,000	85,968
Yageo Corp.	29,954	61,721

		244,284

Internet Software & Services – 0.4%
NetEase, Inc. (ADR)	1,340	141,102

IT Services – 0.6%
HCL Technologies Ltd.	11,390	178,367

Semiconductors & Semiconductor Equipment – 4.3%
Advanced Semiconductor Engineering, Inc.	48,000	64,998
Hua Hong Semiconductor Ltd.(d)(e)	72,000	89,621
Kinsus Interconnect Technology Corp.	19,000	60,855
MediaTek, Inc.	2,000	27,011
Radiant Opto-Electronics Corp.	153,000	475,125
Transcend Information, Inc.	180,000	637,294
Vanguard International Semiconductor Corp.	31,000	52,622

		1,407,526

Technology Hardware, Storage & Peripherals – 4.2%
Asustek Computer, Inc.	42,000	422,226
Casetek Holdings Ltd.	56,000	301,830
Catcher Technology Co., Ltd.	4,000	41,833
Inventec Corp.	129,000	93,161
Lite-On Technology Corp.	78,240	101,212
Samsung Electronics Co., Ltd.	130	168,578
Wistron Corp.	293,962	249,429

		1,378,269

		3,349,548

Consumer Discretionary – 8.7%
Automobiles – 1.2%
Kia Motors Corp.	2,790	113,380
Suzuki Motor Corp.	5,400	162,185
Tata Motors Ltd.	6,110	53,366
Volkswagen AG (Preference Shares)	210	55,692

		384,623

Hotels, Restaurants & Leisure – 0.1%
Yum! Brands, Inc.	350	27,552

Household Durables – 1.5%
Even Construtora e Incorporadora SA	73,700	102,067
Skyworth Digital Holdings Ltd.	500,000	392,737

		494,804

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	15

Portfolio of Investments

Company	Shares	U.S. $ Value

Media – 0.6%
Smiles SA	4,800	$75,951
Sun TV Network Ltd.	17,950	127,047

		202,998

Specialty Retail – 1.0%
Foschini Group Ltd. (The)	10,990	163,399
Mr Price Group Ltd.	6,690	143,086

		306,485

Textiles, Apparel & Luxury Goods – 4.3%
Feng TAY Enterprise Co., Ltd.	14,680	88,295
NIKE, Inc. – Class B	2,510	251,828
Pacific Textiles Holdings Ltd.	515,000	710,789
Pou Chen Corp.	36,000	50,303
Shenzhou International Group Holdings Ltd.	23,000	104,105
Yue Yuen Industrial Holdings Ltd.	58,500	208,132

		1,413,452

		2,829,914

Energy – 4.8%
Oil, Gas & Consumable Fuels – 4.8%
Ecopetrol SA	173,810	132,029
Eni SpA	5,770	99,868
Gran Tierra Energy, Inc.(e)	127,620	348,636
KazMunaiGas Exploration Production JSC (GDR)(d)	6,260	77,356
Lukoil OAO (Sponsored ADR)	15,860	728,450
PetroChina Co., Ltd. – Class H	150,000	166,381

		1,552,720

Consumer Staples – 4.2%
Beverages – 0.7%
Anheuser-Busch InBev NV	1,740	212,568

Food & Staples Retailing – 0.5%
Clicks Group Ltd.	21,080	158,660

Food Products – 0.9%
AVI Ltd.	27,250	184,984
Universal Robina Corp.	24,100	121,735

		306,719

Household Products – 0.8%
Colgate-Palmolive Co.	3,920	271,813

Personal Products – 0.6%
Amorepacific Corp.	60	181,289

Tobacco – 0.7%
British American Tobacco PLC	840	43,499
KT&G Corp.	2,340	187,082

		230,581

		1,361,630

16	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Industrials – 4.1%
Airlines – 0.3%
Turk Hava Yollari(e)	32,820	$108,268

Commercial Services & Supplies – 0.4%
Cleanaway Co., Ltd.	24,000	133,675

Electrical Equipment – 0.1%
Jiangnan Group Ltd.	166,000	35,758

Industrial Conglomerates – 0.6%
Hopewell Holdings Ltd.	12,000	45,190
Jardine Strategic Holdings Ltd.	4,000	139,722

		184,912

Machinery – 0.5%
Duerr AG	1,410	154,845

Professional Services – 0.1%
Qualicorp SA(e)	5,000	35,719

Transportation Infrastructure – 2.1%
Grupo Aeroportuario del Pacifico SAB de CV – Class B	24,060	158,097
Hopewell Highway Infrastructure Ltd.	56,425	26,857
Jiangsu Expressway Co., Ltd. – Class H	146,000	197,557
Zhejiang Expressway Co., Ltd. – Class H	228,000	303,564

		686,075

		1,339,252

Utilities – 4.0%
Electric Utilities – 1.9%
CEZ AS	17,580	429,725
Transmissora Alianca de Energia Eletrica SA	28,200	185,023

		614,748

Gas Utilities – 0.4%
Aygaz AS	36,290	132,347

Independent Power and Renewable Electricity Producers – 1.5%
Datang International Power Generation Co., Ltd. – Class H	174,000	89,211
Huaneng Power International, Inc. – Class H	326,000	386,340

		475,551

Water Utilities – 0.2%
Cia de Saneamento do Parana (Preference Shares)	46,400	74,146

		1,296,792

Materials – 3.2%
Chemicals – 2.8%
Huabao International Holdings Ltd.	455,000	340,062
Hyosung Corp.	820	63,947

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	17

Portfolio of Investments

Company		Shares	U.S. $ Value

Mitsubishi Gas Chemical Co., Inc.		50,000	$246,064
PTT Global Chemical PCL		37,800	60,696
UPL Ltd.		27,420	193,568

			904,337

Paper & Forest Products – 0.4%
Sappi Ltd.(e)		36,820	148,537

			1,052,874

Telecommunication Services – 3.0%
Diversified Telecommunication Services – 0.7%
China Telecom Corp. Ltd. – Class H		170,000	108,683
Telekomunikasi Indonesia Persero TBK PT		451,500	99,554

			208,237

Wireless Telecommunication Services – 2.3%
Advanced Info Service PCL		3,400	24,763
China Mobile Ltd.		32,000	416,213
SK Telecom Co., Ltd.		880	216,538
Turkcell Iletisim Hizmetleri AS(e)		19,220	98,581

			756,095

			964,332

Health Care – 2.8%
Biotechnology – 0.3%
Medy-Tox, Inc.		400	118,231

Health Care Providers & Services – 1.5%
Life Healthcare Group Holdings Ltd.		57,450	200,092
Odontoprev SA		50,300	171,315
Shanghai Pharmaceuticals Holding Co., Ltd. – Class H		47,200	124,712

			496,119

Pharmaceuticals – 1.0%
Lupin Ltd.		6,130	196,106
Sun Pharmaceutical Industries Ltd.		7,430	121,219

			317,325

			931,675

Total Common Stocks (cost $20,065,565)			21,248,355

		Principal Amount (000)
GOVERNMENTS – SOVEREIGN BONDS – 6.7%
Colombia – 0.8%
Colombia Government International Bond 2.625%, 3/15/23	U.S.$	265	249,232

18	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Hungary – 0.6%
Hungary Government International Bond
5.75%, 11/22/23	U.S. $	112	$128,800
6.375%, 3/29/21		62	71,883

			200,683

Indonesia – 1.3%
Indonesia Government International Bond 3.375%, 4/15/23(d)		444	435,120

Mexico – 0.7%
Mexico Government International Bond
4.00%, 10/02/23		124	131,192
4.75%, 3/08/44		98	102,900

			234,092

Panama – 0.6%
Panama Government International Bond 4.00%, 9/22/24		200	209,500

Peru – 0.5%
Peruvian Government International Bond 7.35%, 7/21/25		117	159,120

Poland – 0.3%
Poland Government International Bond 5.00%, 3/23/22		87	99,941

Qatar – 1.0%
Qatar Government International Bond 4.50%, 1/20/22(d)		285	317,419

Romania – 0.4%
Romanian Government International Bond 4.875%, 1/22/24(d)		116	128,325

Turkey – 0.2%
Turkey Government International Bond 7.375%, 2/05/25		42	52,114

Uruguay – 0.3%
Uruguay Government International Bond 4.50%, 8/14/24		92	99,820

Total Governments – Sovereign Bonds (cost $2,079,203)			2,185,366

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

QUASI-SOVEREIGNS – 6.7%
Quasi-Sovereign Bonds – 6.7%
Azerbaijan – 0.6%
State Oil Co. of the Azerbaijan Republic Series E 4.75%, 3/13/23(d)	U.S.$	200	$185,000

Chile – 0.6%
Empresa Nacional del Petroleo 4.375%, 10/30/24(d)		200	203,000

Hungary – 0.6%
Magyar Export-Import Bank Zrt 4.00%, 1/30/20(d)		200	204,250

Indonesia – 0.6%
Perusahaan Listrik Negara PT 5.25%, 10/24/42(d)		200	193,560

Kazakhstan – 0.5%
KazMunayGas National Co. JSC 5.75%, 4/30/43(d)		200	156,500

Mexico – 1.3%
Petroleos Mexicanos 3.50%, 1/30/23		247	241,196
4.25%, 1/15/25(d)		48	48,650
5.50%, 6/27/44		65	65,569
5.625%, 1/23/46(d)		44	44,660

			400,075

South Africa – 0.6%
Eskom Holdings SOC Ltd. 7.125%, 2/11/25(d)		200	201,500

Turkey – 0.7%
Export Credit Bank of Turkey 5.375%, 11/04/16(d)		224	232,438

Venezuela – 1.2%
Petroleos de Venezuela SA 6.00%, 5/16/24(d)		225	72,855
8.50%, 11/02/17(d)		239	157,542
9.00%, 11/17/21(d)		238	88,298
9.75%, 5/17/35(d)		207	79,074

			397,769

Total Quasi-Sovereigns (cost $2,317,186)			2,174,092

20	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS – SOVEREIGNS – 6.6%
Argentina – 0.5%
Argentina Boden Bonds 7.00%, 10/03/15	U.S. $	60	$58,350
Argentina Bonar Bonds 8.75%, 5/07/24		111	112,722

			171,072

Belarus – 0.9%
Republic of Belarus 8.75%, 8/03/15(d)		300	293,586

Dominican Republic – 0.8%
Dominican Republic International Bond 5.875%, 4/18/24(d)		125	130,937
7.45%, 4/30/44(d)		114	128,535

			259,472

Ecuador – 0.6%
Ecuador Government International Bond 7.95%, 6/20/24(d)		200	176,500

El Salvador – 0.3%
El Salvador Government International Bond 6.375%, 1/18/27(d)		93	93,000

Iraq – 0.6%
Republic of Iraq 5.80%, 1/15/28(d)		250	208,750

Ivory Coast – 0.4%
Ivory Coast Government International Bond 5.75%, 12/31/32(d)		124	117,810

Russia – 1.0%
Russian Foreign Bond – Eurobond 7.50%, 3/31/30(d)		289	332,029

Sri Lanka – 0.9%
Sri Lanka Government International Bond 6.00%, 1/14/19(d)		281	288,025

United Republic of Tanzania – 0.6%
Tanzania Government International Bond 6.397%, 3/09/20(d)(f)		200	206,526

Total Emerging Markets – Sovereigns (cost $2,114,487)			2,146,770

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 4.4%
Australia – 0.9%
Australia Government Bond Series 132 5.50%, 1/21/18	AUD	352	$295,865

Brazil – 0.4%
Brazil Notas do Tesouro Nacional Series B 6.00%, 8/15/22	BRL	68	54,043
Series F 10.00%, 1/01/17		296	87,947

			141,990

Colombia – 0.3%
Colombian TES Series B 10.00%, 7/24/24	COP	204,500	94,473

Indonesia – 0.2%
Indonesia Treasury Bond Series FR69 7.875%, 4/15/19	IDR	636,000	49,761

Mexico – 1.8%
Mexican Bonos Series M 7.75%, 11/13/42	MXN	2,448	186,056
Series M 10 8.50%, 12/13/18		3,960	290,423
Series M 20 10.00%, 12/05/24		1,189	101,233

			577,712

United States – 0.8%
U.S. Treasury Bonds 3.125%, 8/15/44	U.S.$	119	133,327
U.S. Treasury Notes 1.375%, 3/31/20		128	128,020

			261,347

Total Governments – Treasuries (cost $1,604,137)			1,421,148

EMERGING MARKETS – CORPORATE BONDS – 2.9%
Industrial – 2.9%
Basic – 0.5%
Gold Fields Orogen Holdings BVI Ltd. 4.875%, 10/07/20(d)		200	177,375

22	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.8%
Office Depot de Mexico SA de CV 6.875%, 9/20/20(d)	U.S.$	248	$261,640

Consumer Non-Cyclical – 1.6%
Arcelik AS 5.00%, 4/03/23(d)		260	246,350
Marfrig Holding Europe BV 8.375%, 5/09/18(d)		200	189,000
Tonon Bioenergia SA 9.25%, 1/24/20(d)		275	77,000
Virgolino de Oliveira Finance SA 11.75%, 2/09/22(b)(g)(h)		202	8,080

			520,430

Total Emerging Markets – Corporate Bonds (cost $1,294,356)			959,445

		Shares
WARRANTS – 0.7%
Industrials – 0.7%
Airlines – 0.7%
Air Arabia PJSC, Deutsche Bank, London, expiring 7/31/17(e) (cost $237,652)		628,500	242,994

		Principal Amount (000)
GOVERNMENTS – SOVEREIGN AGENCIES – 0.7%
Brazil – 0.5%
Banco do Brasil SA/Cayman 9.00%, 6/18/24(d)	U.S. $	200	172,366

Colombia – 0.2%
Ecopetrol SA 5.875%, 5/28/45		27	25,110
7.375%, 9/18/43		28	30,485

			55,595

Total Governments – Sovereign Agencies (cost $255,788)			227,961

EMERGING MARKETS – TREASURIES – 0.6%
Dominican Republic – 0.6%
Dominican Republic International Bond 16.00%, 7/10/20(b)(h) (cost $207,799)	DOP	7,100	199,697

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	23

Portfolio of Investments

Company		Principal Amount (000)		U.S. $ Value

CORPORATES – INVESTMENT GRADE – 0.2%
Industrial – 0.2%
Basic – 0.2%
Vale Overseas Ltd. 6.875%, 11/21/36 (cost $71,218)	U.S.$	62		$59,966

		Contracts
OPTIONS PURCHASED – PUTS – 0.0%
Option on Equity Indices – 0.0%
iShares MSCI Emerging Markets Expiration: May 2015, Exercise Price: $ 38.00(e)(i) (premiums paid $19,379)		167		6,012

		Shares
SHORT-TERM INVESTMENTS – 4.4%
Investment Companies – 4.1%
AB Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.10%(j)(k) (cost $1,320,905)		1,320,905		1,320,905

		Principal Amount (000)
Time Deposits – 0.3%
BBH, Grand Cayman (0.20)%, 4/01/15	EUR	3		3,356
0.005%, 4/01/15	HKD	19		2,469
0.005%, 4/01/15	JPY	365		3,041
0.005%, 4/01/15	SGD	2		1,530
0.074%, 4/01/15	GBP	1		1,759
0.100%, 4/01/15	CAD	1		1,090
0.100%, 4/01/15	NOK	21		2,694
1.212%, 4/01/15	AUD	– 0	–#	8
4.80%, 4/01/15	ZAR	175		14,427
BNP Paribas, Paris 0.03%, 4/01/15	U.S.$	82		82,135

Total Time Deposits (cost $112,524)				112,509

Total Short-Term Investments (cost $1,433,429)				1,433,414

Total Investments Before Security Lending Collateral for Securities Loaned – 99.1% (cost $31,700,199)				32,305,220

24	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.2%
Investment Companies – 0.2%
AB Exchange Reserves – Class I, 0.08% (cost $62,250)	62,250	$62,250

Total Investments – 99.3% (cost $31,762,449)		32,367,470
Other assets less liabilities – 0.7%		242,572

Net Assets – 100.0%		$32,610,042

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Mini MSCI Emerging Markets Index Futures	10	June 2015	$465,195	$485,621	$20,426
U.S. Ultra Bond (CBT) Futures	1	June 2015	164,398	169,875	5,477

					$25,903

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	USD	264	PHP	11,770	6/18/15	$(1,945)
Brown Brothers Harriman & Co.	NOK	956	USD	118	6/18/15	(234)
Brown Brothers Harriman & Co.	USD	116	NOK	956	6/18/15	2,197
Citibank, NA	CZK	15,237	USD	603	6/18/15	7,692
Deutsche Bank AG	BRL	294	USD	102	4/02/15	9,582
Deutsche Bank AG	USD	420	MXN	6,580	6/18/15	8,637
Goldman Sachs Bank USA	USD	1,003	KRW	1,128,906	6/18/15	12,228
Goldman Sachs Bank USA	USD	166	PEN	526	6/18/15	1,256
Royal Bank of Scotland PLC	AUD	390	USD	298	6/18/15	2,001
Royal Bank of Scotland PLC	USD	619	IDR	8,181,137	6/18/15	(7,857)
Standard Chartered Bank	USD	641	INR	40,555	6/18/15	2,050
UBS AG	BRL	294	USD	92	5/05/15	327

						$35,934

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co. LLC/(CME)	$210	2/27/45	2.48%	3 Month LIBOR	$4,295

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	25

Portfolio of Investments

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2015	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank, NA:
Venezuela Government International Bond, 9.25% 9/15/27, 9/20/16*	(5.00)%	48.71%	$400	$179,186	$35,034	$144,152

Sale Contracts
Barclays Bank PLC:
CDX-EM Series 22, 5 Year Index, 12/20/19*	1.00	4.02	340	(40,891)	(29,743)	(11,148)
Citibank, NA:
Russian Federation, 7.500% 3/31/30, 6/20/20*	1.00	4.10	160	(22,150)	(21,654)	(496)

				$116,145	$(16,363)	$132,508

*	Termination date

#	Principal amount less than 500.

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Illiquid security.

(c)	Fair valued by the Adviser.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2015, the aggregate market value of these securities amounted to $6,014,597 or 18.5% of net assets.

(e)	Non-income producing security.

(f)	Floating Rate Security. Stated interest rate was in effect at March 31, 2015.

(g)	Security is in default and is non-income producing.

(h)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.64% of net assets as of March 31, 2015, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Dominican Republic International Bond 16.00%, 7/10/20	9/11/12	$207,799	$199,697	0.61%
Virgolino de Oliveira Finance SA 11.75%, 2/09/22	7/12/13	172,629	8,080	0.03%

(i)	One contract relates to 100 shares.

(j)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(k)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

26	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Portfolio of Investments

Currency Abbreviation:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

COP – Colombian Peso

CZK – Czech Koruna

DOP – Dominican Peso

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

NOK – Norwegian Krone

PEN – Peruvian Nuevo Sol

PHP – Philippine Peso

SGD – Singapore Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

CBT – Chicago Board of Trade

CDX – EM – Emerging Market Credit Default Swap Index

CME – Chicago Mercantile Exchange

GDR – Global Depositary Receipt

JSC – Joint Stock Company

LIBOR – London Interbank Offered Rates

MSCI – Morgan Stanley Capital International

NVDR – Non Voting Depositary Receipt

PJSC – Public Joint Stock Company

See notes to financial statements.

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	27

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

March 31, 2015

Assets
Investments in securities, at value
Unaffiliated issuers (cost $30,379,294)	$30,984,315 (a)
Affiliated issuers (cost $1,383,155—including investment of cash collateral for securities loaned of $62,250)	1,383,155
Cash collateral due from broker	42,147
Foreign currencies, at value (cost $99,512)	99,250
Dividends and interest receivable	210,575
Receivable for investment securities sold and foreign currency transactions	197,274
Unrealized appreciation on credit default swaps	144,152
Unrealized appreciation on forward currency exchange contracts	45,970
Upfront premiums paid on credit default swaps	35,034
Receivable for newly entered swaps	21,680
Receivable from Adviser	7,844
Receivable for capital stock sold	84

Total assets	33,171,480

Liabilities
Payable for investment securities purchased and foreign currency transactions	203,490
Custody fee payable	73,195
Audit and tax fee payable	63,892
Payable for collateral received on securities loaned	62,250
Upfront premiums received on credit default swaps	51,397
Unrealized depreciation on credit default swaps	11,644
Unrealized depreciation on forward currency exchange contracts	10,036
Payable for capital stock redeemed	8,718
Payable for variation margin on exchange-traded derivatives	2,872
Transfer Agent fee payable	2,700
Accrued expenses and other liabilities	71,244

Total Liabilities	561,438

Net Assets	$32,610,042

Composition of Net Assets
Capital stock, at par	$363
Additional paid-in capital	35,832,677
Distributions in excess of net investment income	(151,611)
Accumulated net realized loss on investment and foreign currency transactions	(3,863,796)
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	792,409

$32,610,042

See notes to financial statements.

28	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Statement of Assets & Liabilities

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$633,697	70,516	$8.99	*

C	$98,425	10,975	$8.97

Advisor	$15,805,098	1,756,290	$9.00

R	$8,964	1,000	$8.96

K	$10,274	1,148	$8.95

I	$16,053,584	1,791,735	$8.96

(a)	Includes securities on loan with a value of $57,200 (see Note E).

*	The maximum offering price per share for Class A was $9.39 which reflects a sales charge of 4.25%.

See notes to financial statements.

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	29

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended March 31, 2015

Investment Income
Interest (net of foreign taxes withheld of $34)	$661,106
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $103,224)	938,569
Affiliated issuers	1,212
Securities lending income	12,262	$1,613,149

Expenses
Advisory fee (see Note B)	345,206
Distribution fee—Class A	2,029
Distribution fee—Class C	857
Distribution fee—Class R	47
Distribution fee—Class K	25
Transfer agency—Class A	665
Transfer agency—Class C	84
Transfer agency—Advisor Class	15,334
Transfer agency—Class R	7
Transfer agency—Class K	5
Transfer agency—Class I	5,540
Custodian	176,127
Audit and tax	86,054
Registration fees	69,686
Administrative	59,897
Legal	40,318
Printing	21,353
Directors’ fees	9,974
Miscellaneous	71,159

Total expenses	904,367
Less: expenses waived and reimbursed by the Adviser (see Note B)	(434,656)

Net expenses		469,711

Net investment income		1,143,438

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		309,930	(a)
Swaps		(76,966)
Futures		45,086
Foreign currency transactions		157,399
Net change in unrealized appreciation/depreciation of:
Investments		(896,767	)(b)
Swaps		116,983
Futures		5,087
Foreign currency denominated assets and liabilities		(16,245)

Net loss on investment and foreign currency transactions		355,493

Net Increase in Net Assets from Operations		$787,945

(a)	Net of foreign capital gains taxes of $17,884.

(b)	Net of increase in accrued foreign capital gains taxes of $8,004.

See notes to financial statements.

30	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2015	Year Ended March 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,143,438	$1,133,024
Net realized gain (loss) on investment and foreign currency transactions	435,449	(3,778,597)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(790,942)	193,419

Net increase (decrease) in net assets from operations	787,945	(2,452,154)
Dividends to Shareholders from
Net investment income
Class A	(27,507)	(11,775)
Class C	(3,346)	(578)
Advisor Class	(681,027)	(339,263)
Class R	(367)	(147)
Class K	(446)	(308)
Class I	(778,022)	(404,010)
Capital Stock Transactions
Net increase (decrease)	(1,973,152)	3,475,316

Total increase (decrease)	(2,675,922)	267,081
Net Assets
Beginning of period	35,285,964	35,018,883

End of period (including distributions in excess of net investment income of $ (151,611) and undistributed net investment income of $ 65,681, respectively)	$32,610,042	$35,285,964

See notes to financial statements.

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	31

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

March 31, 2015

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. Prior to January 20, 2015, the Company was known as AllianceBernstein Cap Fund, Inc. The Company operates as a series company currently comprised of twenty four portfolios: AB Small Cap Growth Portfolio, AB Market Neutral Strategy—U.S., AB Emerging Markets Multi-Asset Portfolio, AB Select US Equity Portfolio, AB All Market Growth Portfolio, AB Select US Long/Short Portfolio, AB Concentrated Growth Fund, AB Multi-Manager Alternative Strategies Fund, AB Long/Short Multi-Manager Fund, AB Global Core Equity Portfolio, AB Emerging Markets Growth Portfolio, AB Small Cap Value Portfolio, AB Multi-Manager Select Retirement Allocation Fund, AB Multi-Manager Select 2010 Fund, AB Multi-Manager Select 2015 Fund, AB Multi-Manager Select 2020 Fund, AB Multi-Manager Select 2025 Fund, AB Multi-Manager Select 2030 Fund, AB Multi-Manager Select 2035 Fund, AB Multi-Manager Select 2040 Fund, AB Multi-Manager Select 2045 Fund, AB Multi-Manager Select 2050 Fund, AB Multi-Manager Select 2055 Fund, AB All Market Income Portfolio and AB All Market Alternative Return Portfolio (the “Portfolios”). The AB Small Cap Growth Portfolio, AB Market Neutral Strategy—U.S., AB Emerging Markets Multi-Asset Portfolio and AB Select US Equity Portfolio are each diversified Portfolios. All of the other Portfolios are non-diversified. AB Concentrated Growth Fund commenced operations on February 28, 2014. AB Multi-Manager Alternative Strategies Fund commenced operations on July 31, 2014. AB Long/Short Multi-Manager Fund commenced operations on September 30, 2014. AB Global Core Equity Portfolio commenced operations on November 12, 2014. AB Emerging Markets Growth Portfolio commenced operations on November 13, 2014. AB Small Cap Value Portfolio commenced operations on December 3, 2014. AB Multi-Manager Select Retirement Allocation Fund and AB Multi-Manager Select 2010-2055 Funds commenced operations on December 15, 2014. AB All Market Income Portfolio commenced operations on December 18, 2014. AB All Market Alternative Return Portfolio commenced operations on March 9, 2015. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Emerging Markets Multi-Asset Portfolio (the “Fund”). Prior to January 20, 2015, the Fund was known as AllianceBernstein Emerging Markets Multi-Asset Portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares. Class B, Class 1 and Class 2 shares are not currently being offered. As of March 31, 2015, AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Class R and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent

32	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original tern to maturity that exceeded 60 days.

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	33

Notes to Financial Statements

In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

34	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	35

Notes to Financial Statements

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of March 31, 2015:

Investments in Securities	Level 1		Level 2		Level 3		Total
Common Stocks:
Financials	$1,021,570		$5,503,176		$44,872		$6,569,618
Information Technology	230,723		3,118,825		– 0	–	3,349,548
Consumer Discretionary	1,168,188		1,661,726		– 0	–	2,829,914
Energy	1,209,115		343,605		– 0	–	1,552,720
Consumer Staples	458,895		902,735		– 0	–	1,361,630
Industrials	229,574		1,109,678		– 0	–	1,339,252
Utilities	259,169		1,037,623		– 0	–	1,296,792
Materials	148,537		904,337		– 0	–	1,052,874
Telecommunication Services	– 0	–	964,332		– 0	–	964,332
Health Care	292,534		639,141		– 0	–	931,675
Governments – Sovereign Bonds	– 0	–	2,185,366		– 0	–	2,185,366
Quasi-Sovereigns	– 0	–	2,174,092		– 0	–	2,174,092
Emerging Markets – Sovereigns	– 0	–	2,146,770		– 0	–	2,146,770
Governments – Treasuries	– 0	–	1,421,148		– 0	–	1,421,148
Emerging Markets – Corporate Bonds	– 0	–	959,445		– 0	–	959,445
Warrants	– 0	–	242,994		– 0	–	242,994
Governments – Sovereign Agencies	– 0	–	227,961		– 0	–	227,961
Emerging Markets – Treasuries	– 0	–	– 0	–	199,697		199,697
Corporates – Investment Grade	– 0	–	59,966		– 0	–	59,966
Options Purchased – Puts	– 0	–	6,012		– 0	–	6,012
Short-Term Investments:
Investment Companies	1,320,905		– 0	–	– 0	–	1,320,905
Time Deposits	– 0	–	112,509		– 0	–	112,509
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	62,250		– 0	–	– 0	–	62,250

Total Investments in Securities	6,401,460		25,721,441	+	244,569		32,367,470
Other Financial Instruments*:
Assets
Centrally Cleared Interest Rate Swaps	– 0	–	4,295		– 0	–	4,295	†
Credit Default Swaps	– 0	–	144,152		– 0	–	144,152
Futures	5,477		20,426		– 0	–	25,903	†
Forward Currency Exchange Contracts	– 0	–	45,970		– 0	–	45,970
Liabilities
Credit Default Swaps	– 0	–	(11,644)		– 0	–	(11,644)

36	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

Investments in Securities	Level 1			Level 2	Level 3			Total
Forward Currency Exchange Contracts	$	– 0	–	$(10,036)	$	– 0	–	$(10,036)

Total^		$6,406,937		$25,914,604		$244,569		$32,566,110

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

†	Only variation margin receivable/payable at period end is reported within the statements of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

^	There were di minimus transfers between Levels 1 and 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks			Emerging Markets – Treasuries		Totals
Balance as of 3/31/14	$	– 0	–	$190,419		$190,419
Accrued discounts/ (premiums)		– 0	–	(3,032)		(3,032)
Realized gain (loss)		(36,591)		– 0	–	(36,591)
Change in unrealized appreciation/ depreciation		(26,196)		12,310		(13,886)
Purchases		231,652		– 0	–	231,652
Sales		(123,993)		– 0	–	(123,993)
Reclassification		– 0	–	– 0	–	– 0	–
Transfers into Level 3		– 0	–	– 0	–	– 0	–
Transfers out of Level 3		– 0	–	– 0	–	– 0	–

Balance as of 3/31/15		$44,872		$199,697		$244,569	+

Net change in unrealized appreciation/depreciation from investments held as of 3/31/15**		$(26,196)		$12,310		$(13,886)

+	There were no transfers into or out of Level 3 during the reporting period.

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	37

Notes to Financial Statements

particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Asset and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

38	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1% of the first $1 billion, .95% of the next $1 billion, .90% of the next $1 billion and .85% in excess of $3 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	39

Notes to Financial Statements

The Adviser has agreed to reimburse its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.65%, 2.35%, 1.35%, 1.85%, 1.60%, and 1.35% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. This fee waiver and/or expense reimbursement agreement may not be terminated before July 31, 2015. For the year ended March 31, 2015, such waiver/reimbursement amounted to $405,278.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended March 31, 2015, Adviser voluntarily agreed to waive such fees in the amount of $29,378.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $17,892 for the year ended March 31, 2015.

AllianceBernstein Investments, Inc. (the “Distributor”), is a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $153 from the sale of Class A shares and received $6 and $41 in contingent deferred sales charges imposed upon redemption by shareholders of Class A and Class C shares, respectively, for the year ended March 31, 2015.

The Fund may invest in the AB Fixed-Income Shares, Inc.- Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended March 31, 2015 is as follows:

Market Value March 31, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value March 31, 2015 (000)	Dividend Income (000)
$ 807	$22,099	$21,585	$1,321	$1

Brokerage commissions paid on investment transactions for the year ended March 31, 2015 amounted to $98,993, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

40	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operation, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $751, and $3 for Class C and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal period for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended March 31, 2015, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$36,998,645	$40,481,442
U.S. government securities	247,097	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency, futures and swaps) are as follows:

Cost	$32,219,270

Gross unrealized appreciation	$2,452,703
Gross unrealized depreciation	(2,304,503)

Net unrealized appreciation	$148,200

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	41

Notes to Financial Statements

inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended March 31, 2015, the Fund held foreign-currency contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are

42	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counter party to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a future can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended March 31, 2015, the Fund held futures for non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction,

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	43

Notes to Financial Statements

including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the year ended March 31, 2015, the Fund held purchased options for hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded

44	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission. At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of asset and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract.

Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for swaps cleared through a central clearinghouse’s exchange is generally less than privately negotiated swaps, since the clearinghouse, which is the issuer or counterparty to each exchange-traded swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	45

Notes to Financial Statements

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended March 31, 2015, the Fund held interest rate swaps hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/ (pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty. As of March 31, 2015, the Fund did not have any Buy Contracts with respect to the same referenced obligation and same counterparty for its Sales Contracts outstanding.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose its investment. If the Fund is a seller of protection and a credit event

46	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer on the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

During the year ended March 31, 2015, the Fund held credit default swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various master agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These master agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	47

Notes to Financial Statements

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At March 31, 2015 the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$9,772	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	45,970		Unrealized depreciation on forward currency exchange contracts	$10,036

Credit contracts	Unrealized appreciation on credit default swaps	144,152		Unrealized depreciation on credit default swaps	11,644

Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	20,426	*

Equity contracts	Investment in securities, at value	6,012

Total		$226,332			$21,680

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) on exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended March 31, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives			Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation of swaps	$	– 0	–	$4,295

48	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation of futures	$21,424	$5,477

Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	211,708	(12,696)

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation of swaps	(76,966)	112,688

Equity contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/depreciation of futures	23,662	(390)

Equity contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	(275,068)	91,187

Total		$(95,240)	$200,561

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended March 31, 2015:

Credit Default Swaps:
Average notional amount of buy contracts	$400,000
Average notional amount of sale contracts	$897,371	(a)

Centrally Cleared Interest Rate Swaps:
Average notional amount	$210,000	(b)

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$7,553,001
Average principal amount of sale contracts	$4,249,324

Futures:
Average notional amount of buy contracts	$437,470

Purchased Options Contracts:
Average monthly cost	$123,420

(a)	Positions were open for seven months during the year.

(b)	Positions were open for two months during the year.

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	49

Notes to Financial Statements

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at year end were subject to netting arrangements. The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of March 31, 2015:

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC*	$6,334	$	– 0	–	$	– 0	–	$	– 0	–		$6,334

Total	$6,334	$	– 0	–	$	– 0	–	$	– 0	–		$6,334

OTC Derivatives:
Brown Brothers Harriman & Co.	$2,197		$(234)		$	– 0	–	$	– 0	–		$1,963
Citibank, NA.	186,878		(22,150)			– 0	–		– 0	–		164,728
Deutsche Bank AG.	18,219		– 0	–		– 0	–		– 0	–		18,219
Goldman Sachs Bank USA	13,484		– 0	–		– 0	–		– 0	–		13,484
Royal Bank of Scotland PLC	2,001		(2,001)			– 0	–		– 0	–		– 0	–
Standard Chartered Bank	2,050		– 0	–		– 0	–		– 0	–		2,050
UBS AG	327		– 0	–		– 0	–		– 0	–		327

Total	$225,156		$(24,385)		$	– 0	–	$	– 0	–		$200,771	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Goldman Sachs & Co.*	$3,194	$	– 0	–		$(3,194)		$	– 0	–	$	– 0	–

Total	$3,194	$	– 0	–		$(3,194)		$	– 0	–	$	– 0	–

OTC Derivatives:
Barclays Bank PLC	$40,891	$	– 0	–	$	– 0	–	$	– 0	–		$40,891
BNP Paribas SA	1,945		– 0	–		– 0	–		– 0	–		1,945
Brown Brothers Harriman & Co.	234		(234)			– 0	–		– 0	–		– 0	–
Citibank, NA.	22,150		(22,150)			– 0	–		– 0	–		– 0	–

50	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
Royal Bank of Scotland PLC	$7,857	$(2,001)	$	– 0	–	$	– 0	–	$5,856

Total	$73,077	$(24,385)	$	– 0	–	$	– 0	–	$48,692	^

*	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at March 31, 2015.

^	Net amount represents the net receivable (payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. A Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	51

Notes to Financial Statements

have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $12,262 and $127 from the borrowers and AB Exchange Reserves, respectively, for the year ended March 31, 2015; these amounts are reflected in the statement of operations. At March 31, 2015, the Fund had securities on loan with a value of $57,200 and had received cash collateral of $62,250 which had been invested into AB Exchange Reserves. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AB Exchange Reserves for the year ended March 31, 2015 is as follows:

Market Value March 31, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value March 31, 2015 (000)
$ – 0 –	$4,101	$4,039	$62

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014

Class A
Shares sold	18,909	18,120	$182,183	$170,383

Shares issued in reinvestment of dividends	3,007	1,234	26,466	11,219

Shares redeemed	(17,196)	(28,929)	(162,311)	(267,934)

Net increase (decrease)	4,720	(9,575)	$46,338	$(86,332)

52	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

	Shares				Amount
	Year Ended March 31, 2015		Year Ended March 31, 2014		Year Ended March 31, 2015			Year Ended March 31, 2014

Class C
Shares sold	4,617		2,858			$44,629			$28,045

Shares issued in reinvestment of dividends	349		55			3,034			505

Shares redeemed	(1,463)		(6,877)			(13,226)			(63,226)

Net increase (decrease)	3,503		(3,964)			$34,437			$(34,676)

Advisor Class
Shares sold	518,479		678,543			$4,791,695			$6,541,116

Shares issued in reinvestment of dividends	66,830		29,121			590,678			264,940

Shares redeemed	(590,539)		(344,714)			(5,517,357)			(3,245,288)

Net increase (decrease)	(5,230)		362,950			$(134,984)			$3,560,768

Class R
Shares sold	– 0	–	– 0	–*	$	– 0	–	$	– 0	–**

Shares issued in reinvestment of dividends	– 0	–*	– 0	–*		– 0	–**		– 0	– **

Shares redeemed	– 0	–	– 0	–		– 0	–		– 0	–

Net increase	– 0	–	– 0	–	$	– 0	–	$	– 0	–

	Shares				Amount
	Year Ended March 31, 2015		Year Ended March 31, 2014		Year Ended March 31, 2015			Year Ended March 31, 2014

Class K
Shares sold	236		912			$2,281		$8,539

Shares issued in reinvestment of dividends	6		14			51		127

Shares redeemed	(94)		(926)			(931)		(8,338)

Net increase	148		– 0	–		$1,401		$328

Class I
Shares sold	– 0	–	26,364		$	– 0	–	$249,228

Shares issued in reinvestment of dividends	34		406			303		3,689

Shares redeemed	(205,573)		(24,496)			(1,920,647)		(217,689)

Net increase (decrease)	(205,539)		2,274			$(1,920,344)		$35,228

*	Amount represents less than .05 shares.

**	Amount represents less than $1.

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	53

Notes to Financial Statements

NOTE G

Risks Involved in Investing in the Fund

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may involve more risk than investments in other foreign countries because the markets in emerging market countries are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Allocation Risk—Allocating assets among different asset classes may have a large impact on returns if one of those asset classes significantly underperforms the others.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and

54	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended March 31, 2015 and March 31, 2014 were as follows:

	2015		2014
Distributions paid from:
Ordinary income	$1,490,715		$756,081
Long-term capital gains	– 0	–	– 0	–

Total taxable distributions paid	$1,490,715		$756,081

As of March 31, 2015 the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$81,170
Accumulated capital and other losses	(3,418,551	)(a)
Unrealized appreciation/(depreciation)	181,534	(b)

Total accumulated earnings/(deficit)	$(3,155,847	)(c)

(a)

As of March 31, 2015, the Fund had a net capital loss carryforward of $3,418,500. During the fiscal year, the Fund utilized $260,902 of capital loss carryforwards to offset current year net realized gains. As of March 31, 2015, the cumulative deferred loss on straddles was $51.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of passive foreign investment companies (PFICs).

(c)

The differences between book-basis and tax-basis components of accumulated earnings/ (deficit) are attributable primarily to the amortization of offering costs and the tax treatment of defaulted securities.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of March 31, 2015, the Fund had a net short-term capital loss carryforward of $3,418,500 which may be carried forward for an indefinite period.

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	55

Notes to Financial Statements

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps, reclassifications of foreign currency and foreign capital gains tax, and the tax treatment of passive foreign investment companies (PFICs) resulted in a net decrease in distributions in excess of net investment income and a net increase in accumulated net realized loss on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

56	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended March 31,			August 31, 2011(a) to March 31, 2012
	2015	2014	2013

Net asset value, beginning of period	$ 9.20	$ 10.05	$ 10.13	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.28	.27	.15	.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.10)	(.96)	(.07)	.02

Net increase (decrease) in net asset value from operations	.18	(.69)	.08	.13

Less: Dividends
Dividends from net investment income	(.39)	(.16)	(.16)	.00

Net asset value, end of period	$ 8.99	$ 9.20	$ 10.05	$ 10.13

Total Return
Total investment return based on net asset value(d)	1.91%	(6.82)%	0.82%	1.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$634	$605	$757	$280
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.65%	1.65%	1.65%	1.65	%(e)
Expenses, before waivers/reimbursements	2.96%	2.67%	2.88%	4.32	%(e)
Net investment income(c)	2.96%	2.88%	1.48%	1.91	%(e)
Portfolio turnover rate	114%	183%	91%	48%

See footnote summary on page 62.

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	57

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended March 31,			August 31, 2011(a) to March 31, 2012
	2015	2014	2013

Net asset value, beginning of period	$ 9.18	$ 9.99	$ 10.09	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.18	.21	.09	.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.08)	(.95)	(.09)	.03

Net increase (decrease) in net asset value from operations	.10	(.74)	.00 (f)	.09

Less: Dividends
Dividends from net investment income	(.31)	(.07)	(.10)	.00

Net asset value, end of period	$ 8.97	$ 9.18	$ 9.99	$ 10.09

Total Return
Total investment return based on net asset value(d)	1.23%	(7.47)%	.00%	0.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$98	$69	$114	$46
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.35%	2.35%	2.35%	2.35	%(e)
Expenses, before waivers/reimbursements	3.71%	3.34%	3.66%	5.14	%(e)
Net investment income(c)	1.97%	2.25%	.91%	1.06	%(e)
Portfolio turnover rate	114%	183%	91%	48%

See footnote summary on page 62.

58	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended March 31,			August 31, 2011(a) to March 31, 2012
	2015	2014	2013

Net asset value, beginning of period	$ 9.22	$ 10.07	$ 10.15	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.31	.30	.18	.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.11)	(.96)	(.08)	.05

Net increase (decrease) in net asset value from operations	.20	(.66)	.10	.15

Less: Dividends
Dividends from net investment income	(.42)	(.19)	(.18)	.00

Net asset value, end of period	$ 9.00	$ 9.22	$ 10.07	$ 10.15

Total Return
Total investment return based on net asset value(d)	2.17%	(6.48)%	1.02%	1.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,805	$16,242	$14,088	$4,521
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.35%	1.35%	1.35%	1.35	%(e)
Expenses, before waivers/reimbursements	2.65%	2.40%	2.63%	4.09	%(e)
Net investment income(c)	3.27%	3.18%	1.80%	1.84	%(e)
Portfolio turnover rate	114%	183%	91%	48%

See footnote summary on page 62.

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	59

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended March 31,			August 31, 2011(a) to March 31, 2012
	2015	2014	2013

Net asset value, beginning of period	$ 9.18	$ 10.03	$ 10.12	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.26	.25	.15	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.11)	(.95)	(.09)	.04

Net increase (decrease) in net asset value from operations	.15	(.70)	.06	.12

Less: Dividends
Dividends from net investment income	(.37)	(.15)	(.15)	.00

Net asset value, end of period	$ 8.96	$ 9.18	$ 10.03	$ 10.12

Total Return
Total investment return based on net asset value(d)	1.70%	(6.99)%	0.57%	1.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9	$9	$10	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.85%	1.85%	1.85%	1.85	%(e)
Expenses, before waivers/reimbursements	3.11%	2.85%	3.20%	4.71	%(e)
Net investment income(c)	2.79%	2.66%	1.53%	1.41	%(e)
Portfolio turnover rate	114%	183%	91%	48%

See footnote summary on page 62.

60	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended March 31,			August 31, 2011(a) to March 31, 2012
	2015	2014	2013

Net asset value, beginning of period	$ 9.17	$ 10.03	$ 10.12	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.28	.26	.17	.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.10)	(.94)	(.09)	.04

Net increase (decrease) in net asset value from operations	.18	(.68)	.08	.13

Less: Dividends
Dividends from net investment income	(.40)	(.18)	(.17)	(.01)

Net asset value, end of period	$ 8.95	$ 9.17	$ 10.03	$ 10.12

Total Return
Total investment return based on net asset value(d)	1.91%	(6.75)%	0.83%	1.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10	$9	$10	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.60%	1.60%	1.60%	1.60	%(e)
Expenses, before waivers/reimbursements	2.86%	2.68%	2.92%	4.36	%(e)
Net investment income(c)	2.95%	2.76%	1.78%	1.66	%(e)
Portfolio turnover rate	114%	183%	91%	48%

See footnote summary on page 62.

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	61

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended March 31,			August 31, 2011(a) to March 31, 2012
	2015	2014	2013

Net asset value, beginning of period	$ 9.19	$ 10.04	$ 10.13	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.32	.29	.20	.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.12)	(.94)	(.09)	.03

Net increase (decrease) in net asset value from operations	.20	(.65)	.11	.14

Less: Dividends
Dividends from net investment income	(.43)	(.20)	(.20)	(.01)

Net asset value, end of period	$ 8.96	$ 9.19	$ 10.04	$ 10.13

Total Return
Total investment return based on net asset value(d)	2.15%	(6.44)%	1.05%	1.45%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,054	$18,351	$20,039	$20,215
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.35%	1.35%	1.35%	1.35	%(e)
Expenses, before waivers/reimbursements	2.57%	2.33%	2.64%	4.08	%(e)
Net investment income(c)	3.37%	3.17%	2.02%	1.92	%(e)
Portfolio turnover rate	114%	183%	91%	48%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	Amount represents less than $0.005.

See notes to financial statements.

62	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AB Emerging Markets Multi-Asset Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Emerging Markets Multi-Asset Portfolio, formerly known as AllianceBernstein Emerging Markets Multi-Asset Portfolio (one of the portfolios constituting the AB Cap Fund, Inc., formerly known as AllianceBernstein Cap Fund, Inc. (the “Fund”)) as of March 31, 2015, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the three years in the period then ended and for the period August 31, 2011 (commencement of operations) through March 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Emerging Markets Multi-Asset Portfolio (one of the portfolios constituting the AB Cap Fund, Inc.) at March 31, 2015, and the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the three years in the period then ended and for the period August 31, 2011 (commencement of operations) through March 31, 2012, in conformity with U.S. generally accepted accounting principles.

New York, New York

May 29, 2015

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	63

Report of Independent Registered Public Accounting Firm

2015 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Fund for the taxable year ended March 31, 2015.

For the taxable year ended March 31, 2015, the Fund designates $338,252 as the maximum amount that may be considered qualified dividend income for individual shareholders.

The Fund intends to make an election to pass through foreign taxes to its shareholders. For the taxable year ended March 31, 2015, $105,843 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $935,309.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2016.

64	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman

John H. Dobkin(1)

Michael J. Downey(1)

William H. Foulk, Jr.(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Henry S. D’Auria(2), Vice President

Paul J. DeNoon(2), Vice President

Morgan C. Harting(2), Vice President

Marco G. Santamaria(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio are made by the Adviser’s Emerging Markets Multi-Asset Team. Messrs. D’Auria, DeNoon, Harting and Santamaria are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	65

Board of Directors

MANAGEMENT OF THE FUND

Directors Bios for – Emerging Markets Multi-Asset

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 55 (2011)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	120	None

66	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ## Chairman of the Board 73 (2011)	Private Investor since prior to 2010. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. He has extensive operating and early-stage investment experience, including prior service as general partner of institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	120	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 73 (2011)	Independent Consultant since prior to 2010. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	120	None

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	67

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ## 71 (2011)	Private Investor since prior to 2010. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	120	Asia Pacific Fund, Inc. (registered investment company) since prior to 2010.

William H. Foulk, Jr., ## 82 (2011)	Investment Adviser and an Independent Consultant since prior to 2010. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	120	None

68	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ## 79 (2011)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2010. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2010 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	120	None

Nancy P. Jacklin, ## 67 (2011)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	120	None

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	69

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ## 63 (2011)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	120	None

Earl D. Weiner, ## 75 (2011)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	120	None

70	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P. Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	71

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below:

Robert M. Keith 55	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 70	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P., since prior to March 2003.

Henry S. D’Auria 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Paul J. DeNoon 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Morgan C. Harting 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Marco G. Santamaria 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since June 2010. Prior thereto, he was a founding partner at Global Securities Advisors, an emerging-markets oriented fixed-income hedge fund, since prior to 2010.

Emilie D. Wrapp 59	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2010.

Joseph J. Mantineo 56	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2010.

Phyllis J. Clarke 54	Controller	Vice President of ABIS**, with which she has been associated since prior to 2010.

Vincent S. Noto 50	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2010.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.ABglobal.com, for a free prospectus or SAI.

72	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Cap Portfolio, Inc. (the “Portfolio”), in respect of AllianceBernstein Emerging Markets Multi-Asset Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Portfolio for the Directors of the Portfolio, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual Portfolio companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme

1	The Senior Officer’s fee evaluation was completed in April 25, 2014 and discussed with the Board of Directors in May 6-8, 2014.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Portfolio.

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	73

Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.4 Also shown are the Portfolio’s net assets on March 31, 2014.

Portfolio	Advisory Fee[5]	Net Assets 3/31/14 ($MIL)
Emerging Markets	1.00% on the first $1 billion	$35.3
Multi-Asset Portfolio	0.95% on the next $1 billion
	0.90% on the next $1 billion
	0.85% on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $58,919 (0.170% of the Portfolio’s average daily net assets) for such services, but waived the amount in its entirety.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The waiver is terminable by the Adviser three full fiscal years after the Portfolio’s commencement of operations. In addition, set forth below are the Portfolio’s gross expense ratios for the most recent semi-annual period:6

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Portfolios, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	The advisory fee for the Portfolio is based on the average daily net assets of the Portfolio and paid on a monthly basis.

6	Semi-annual total expense ratios are unaudited.

74	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[7]		Fiscal Year End
Emerging Markets Multi- Asset Portfolio	Advisor Class A Class C Class R Class K Class I	1.35 1.65 2.35 1.85 1.60 1.35	% % % % % %	2.15 2.45 3.15 2.61 2.36 2.09	% % % % % %	March 31 (ratios as of September 30, 2013)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Portfolio Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Portfolio counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although the Adviser is entitled to be reimbursed for providing such services. Also, retail mutual Portfolios managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual Portfolio since establishing a new mutual Portfolio requires a large upfront investment and it may take a long time for the Portfolio to achieve profitability since the Portfolio must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a Portfolio with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual Portfolio industry.

7	Annualized.

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	75

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.8 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio based on March 31, 2014 net assets.9

Fund	Net Assets 03/31/14 ($MM)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee (%)
Emerging Markets Multi-Asset Portfolio	$35.3	Emerging Markets Multi-Asset 0.85% on 1st $25 million 0.80% on next $25 million 0.75% on the balance Minimum account size: $50m	0.835%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges Emerging Markets Multi-Asset Portfolio, a Luxembourg fund that has a somewhat similar investment style as the Portfolio:

Portfolio	Luxembourg Fund	Fee[10]
Emerging Markets Multi-Asset Portfolio	Emerging Markets Multi-Asset Portfolio
	Class A	1.60%
	Class I	0.80%

The Adviser represented that it does not provide sub-advisory investment services to other investment companies that have a substantially similar investment style as the Portfolio.

8	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual Portfolios and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

9	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

10	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

76	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL PORTFOLIO COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.11 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)12 and the Portfolio’s contractual management fee ranking.13

Lipper describes an EG as a representative sample of comparable Portfolios. Lipper’s standard methodology for screening Portfolios to be included in an EG entails the consideration of several Portfolio criteria, including Portfolio type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty Portfolios.

Portfolio	Contractual Management Fee (%)[14]	Lipper EG Median (%)	Lipper EG Rank
Emerging Markets Multi-Asset Portfolio	1.000	1.050	2/6

Lipper also compared the Portfolio’s total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all Portfolios that have the same

11	The Supreme Court cautioned against accepting mutual Portfolio fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

12	Lipper does not consider average account size when constructing EGs. Portfolios with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized Portfolios that have relatively large average account sizes. There are limitations to Lipper expense category data because different Portfolios categorize expenses differently.

13	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that a Portfolio had the lowest effective fee rate in the Lipper peer group.

14	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser that would effectively reduce the actual effective management fee.

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	77

investment classifications/objective and load type as the subject Portfolio. Set forth below is Lipper’s comparison of the Portfolio’s total expense ratio and the median of the Portfolio’s EG and EU. The Portfolio’s total expense ratio ranking is also shown.

Portfolio	Total Expense Ratio (%)[15]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Emerging Markets Multi-Asset Portfolio	1.650	1.628	5/6	1.615	8/10

Based on this analysis, the Portfolio has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio was negative for calendar year 2013.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1

15	Most recently completed fiscal year Class A share total expense ratio.

78	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolio’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. The total amount paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Portfolios or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $128, $2,307 and $0 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Portfolio’s most recently completed fiscal year, ABIS received $17,910 in fees from the Portfolio.

The Portfolio effected brokerage transactions during the most recently completed fiscal year through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions. The Adviser represented that SCB’s profitability from any business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. These credits and charges are not being passed onto any SCB client. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	79

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders of the registered investment companies it manages through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM have experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli16 study on advisory fees and various fund characteristics.17 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.18 The independent consultant then discussed the results of the

16	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

17	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

80	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $454 billion as of March 31, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1 year performance return and rankings19 of the Portfolio relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)20 for the period ended February 28, 2014.21

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-8.74	-4.07	-5.19	5/6	75/98

19	The performance returns and rankings of the Portfolio are for the Portfolio’s Class A shares. It should be noted that performance returns of the Portfolio were provided by Lipper.

20	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a Portfolio from a PU is somewhat different from that of an EU.

21	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if a Portfolio had a different investment classification/objective at a different point in time.

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	81

Set forth below are the 1 year and since inception performance returns of the Portfolio (in bold)22 versus its benchmark.23 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.24

	Periods Ending February 28, 2014 Annualized Performance
	1 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
			Volatility (%)	Sharpe (%)
Emerging Markets Multi- Asset Portfolio	-8.74	-2.39	11.46	-0.71	1
MSCI Emerging Markets Index	6.01	-0.31	13.30	0.39	1
Inception Date: August 31, 2011

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2014

22	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

23	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2014.

24	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a Portfolio’s return in excess of the riskless return by the Portfolio’s standard deviation. A Portfolio with a greater volatility would be viewed as more risky than a Portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky Portfolio. A Portfolio with a higher Sharpe Ratio would be viewed as better performing than a Portfolio with a lower Sharpe Ratio.

82	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

FIXED INCOME (continued)

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

MULTI-ASSET (continued)

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	83

AB Family of Funds

NOTES

84	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

EMMA-0151-0315

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr., Garry L. Moody and
Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Emerging Markets Multi-Asset	2014	$40,500	$—	$30,404
	2015	$54,467	$—	$27,182

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Emerging Markets Multi-Asset	2014	$323,934	$ $ $	30,404 — (30,404)
	2015	$372,007	$ $ $	27,182 — (27,182)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Cap Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	May 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	May 21, 2015

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	May 21, 2015